MONTANA
NORTH DAKOTA
WYOMING
COLORADO
NEW MEXICO
ARIZONA

Western Refining

NORTHERN TIER

Western Refining Logistics

2016 Wells Fargo West Coast Energy Conference June 21, 2016 Exhibit 99.2

Western Refining

Northern Tier

Western Refining Logistics

Cautionary Statements
This
presentation
includes
“forward-looking
statements”
by
Western
Refining,
Inc.
(“Western”
or
“WNR”)
which
are
protected
as
forward-looking
statements
under
the
Private
Securities
Litigation
Reform
Act
of
1995.
The
forward-looking
statements
reflect
Western’s
current
expectations
regarding
future
events,
results
or
outcomes.
Words
such
as
“anticipate,”
“assume,”
“believe,”
“budget,”
“continue,”
“could,”
“estimate,”
“expect,”
“forecast,”
“intend,”
“may,”
“plan,”
“position,”
“potential,”
“predict,”
“project,”
“strategy,”
“will,”
“future”
and
similar
terms
and
phrases
are
used
to
identify
forward-looking
statements.
The
forward-looking
statements
contained
herein
include
statements
related
to,
among
other
things:
WNR’s
attractive
refinery
locations
with
pipeline
access
to
advantaged
crude
oil
production
in
the
Permian
Basin,
Four
Corners,
Bakken
and
western
Canada,
and
historically
strong
refined
product
regions;
Western’s
integrated
distribution
network
including
a
fully
integrated
crude
oil
pipeline
system
to
serve
its
refineries,
refined
product
distribution
to
wholesale
end-user,
and
extensive
retail
network;
growth
opportunities
for
WNR’s
refining
and
logistics
platforms,
including
enhancements
to
refining
profitability
and
expansion
of
its
logistics
footprint;
WNR’s
capital
allocation
discipline,
including
reinvestment
in
its
businesses
to
grow
EBITDA
/
cash
flows,
debt
reduction
and
shareholder
friendly
focus;
Western
and
Northern
Tier
Energy
LP’s
(“NTI”)
plans
and
expectations
with
respect
to
a
merger,
including
the
anticipated
benefits
of
the
merger
such
as
a
diversified
asset
base
with
pipeline
access
to
advantaged
crude
oil
combined
with
strong
refined
product
regions,
potential
financial
and
operational
synergies,
easier-to-understand
financial
reporting
and
valuation
of
equity,
flexibility
for
potential
NTI
logistics
assets
drop-downs
to
Western
Refining
Logistics,
LP
(“WNRL”),
lower
cost
of
capital,
and
more
competitive
acquisition
currency;
the
sources
and
uses
of
funding
for
the
merger,
and
associated
anticipated
debt
to
EBITDA
ratios,
assumed
closing
price
and
outstanding
units
at
merger;
WNR’s
access
to
attractive
refined
product
locations,
including
the
influence
of
the
Gulf
Coast,
West
Coast
and
Mid-Continent
areas
on
margins
at
WNR’s
refined
product
locations;
WNR’s
strong
gross
margin
in
comparison
to
its
peers;
growth
opportunities
at
NTI’s
St.
Paul
Park
refinery,
including
organic
projects
such
as
the
replacement
of
the
crude
unit
desalters,
modification
to
the
crude
unit/hydrotreater
and
solvent
deasphalter
and
the
anticipated
capital
expenditure
and
estimated
operating
income
associated
with
such
improvements,
ability
to
improve
gross
margins
by
replacing
Syncrude
with
WCS
or
Bakken,
ability
to
increase
crude
oil
throughput
and
upgrade
crude
unit
bottoms
to
enhance
FCC
utilization;
potential
WNR
and
NTI
logistics
asset
sales
to
WNRL,
including
the
estimated
annual
Operating
Income
from
such
sales,
which
may
include
NTI
traditional
logistics
assets
such
as
storage
tanks,
terminals,
pipelines
and
trucking
operations,
the
economics
associated
with
crude
oil
throughput
on
the
TexNew
Mex
pipeline
above
13,000
bpd,
the
Bobcat
crude
oil
pipeline
and
associated
crude
oil
terminals,
the
Jal/Wingate/Clearbrook
crude
oil
and
liquefied
petroleum
gas
storage
and
rail
logistics
facilities,
and
a
proposed,
but
currently
deferred,
crude
oil
pipeline
from
Wink,
Texas
to
Crane,
Texas;
ability
of
WNR
to
meet
its
capital
allocation
priorities
including
debt
reduction,
returning
cash
to
shareholders
and
capital
projects;
and,
WNR’s
strong
dividend
growth.
These
statements
are
subject
to
the
risk
that
a
merger
between
Western
and
NTI
is
not
consummated
at
all,
including
due
to
the
inability
of
Western
or
NTI
to
obtain
all
approvals
necessary
or
the
failure
of
other
closing
conditions,
as
well
as
to
the
general
risks
inherent
in
Western’s
and
NTI’s
businesses
and
the
merged
company’s
ability
to
compete
in
a
highly
competitive
industry.
Such
expectations
may
or
may
not
be
realized
and
some
expectations
may
be
based
upon
assumptions
or
judgments
that
prove
to
be
incorrect.
In
addition,
Western’s
business
and
operations
involve
numerous
risks
and
uncertainties,
many
of
which
are
beyond
Western’s
control,
which
could
materially
affect
its
financial
condition,
results
of
operations
and
cash
flows
and
those
of
the
merged
company.
Additional
information
relating
to
the
uncertainties
affecting
Western’s
businesses
is
contained
in
its
filings
with
the
Securities
and
Exchange
Commission
(the
“SEC”).
The
forward-looking
statements
are
only
as
of
the
date
made,
and
Western
does
not
undertake
any
obligation
to
(and
each
expressly
disclaims
any
obligation
to)
update
any
forward-
looking
statements
to
reflect
events
or
circumstances
after
the
date
such
statements
were
made,
or
to
reflect
the
occurrence
of
unanticipated
events.
Important Notice to Investors
This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction where such an offer, solicitation or sale is unlawful.
Any such offer will be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and pursuant to a registration statement filed with the SEC.
This communication may be deemed to be solicitation material in respect of the proposed merger of NTI and a subsidiary of Western. In connection with the proposed merger, Western filed with the SEC a
Registration Statement on Form S-4 that includes a proxy statement of NTI that also constitutes a prospectus of Western. The Registration Statement was declared effective by the SEC on May 23, 2016. NTI commenced mailing to its security holders a definitive proxy statement/prospectus on or about May 23, 2016. Western and NTI also plan to file other documents with the SEC regarding the proposed transaction.
INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED
WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS. Investors
and security holders may obtain free copies of the proxy
statement/prospectus and other documents containing important information about Western and NTI once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov.
Copies of the documents filed with the SEC by Western will be available free of charge on Western's website at www.wnr.com under the "Investor Relations" section or by contacting Western's Investor Relations
Department at (602) 286-1530.
Copies of the documents filed with the SEC by NTI will be available free of charge on NTI's website at www.northerntier.com under the "Investors" section or by contacting NTI's
Investor Relations Department at (651) 769-6700.
Participants in Solicitation Relating to the Merger
Western, NTI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the common unitholders of NTI in connection with the proposed merger. Information about the directors and executive officers of Western is set forth in the Proxy Statement on Schedule 14A for Western's 2016 annual meeting of shareholders, which was filed with the SEC on April 22, 2016. Information about the directors and executive officers of the general partner of NTI is set forth in the 2015
Annual Report on Form 10-K for NTI, which was filed with the SEC on February 26,
2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and may be contained in other relevant materials to be filed with the SEC when they become available.

Western Refining
Northern Tier
Western Refining Logistics

Investment Considerations
Pipeline access to advantaged crude oil production
Permian, Four Corners, Bakken and western Canada
Historically strong refined product regions
Attractive
Refinery
Locations
Fully integrated crude oil pipeline system to serve refineries
Refined product distribution to wholesale end-user
Extensive retail network
Integrated
Distribution
Network
Two growth platforms:  Refining and Logistics
Enhance refining profitability
Expand logistics footprint
Growth
Opportunities
Debt reduction
Reinvest in business to grow EBITDA/ cash flow
Shareholder friendly
Capital
Allocation
Discipline
Pipeline access to advantaged crude oil production
Permian, Four Corners, Bakken and western Canada
Historically strong refined product regions
Attractive
Refinery
Locations
Fully integrated crude oil pipeline system to serve refineries
Refined product distribution to wholesale end-user
Extensive retail network
Integrated
Distribution
Network
Two growth platforms:  Refining and Logistics
Enhance refining profitability
Expand logistics footprint
Growth
Opportunities
Debt reduction
Reinvest in business to grow EBITDA/ cash flow
Shareholder friendly
Capital
Allocation
Discipline

Western Refining
NORTHERN TIER
Western Refining Logistics

WNR/NTI Combination
On December 21, 2015, WNR and Northern Tier Energy announced a merger on the following terms:
Key benefits of the combination:
Diversified asset base with pipeline access to advantaged crude oil combined with strong refined product regions
$10+ million in identified potential financial/operational synergies
Facilitates easier-to-understand financial reporting and valuation of equity
Provides more flexibility around pace of NTI logistic asset drop-downs to WNRL
Expected lower cost of capital and more competitive acquisition currency
WNR Shares per NTI Unit
0.2986
WNR Price (Oct 23, 2015)
44.68
$
Equity Value per NTI Unit
13.34
$
Cash per NTI Unit
15.00
$
Implied Consideration
28.34
$
Premium to NTI 20-day Undisturbed VWAP Price, as of October 23, 2015, was 18%

Western Refining Northern Tier Western Refining Logistics

Sources and Uses / Pro Forma Capitalization Table
WNR Standalone Capitalization Table
($mm)
As of
3-31-16
Adjustments
Pro Forma
3-31-16
Cash & Cash Equivalents
1
566
$
(386)
180
$
$900 million Revolving Credit Facility
-
$
-
$
Term Loan Due 2020
538
538
Total Secured Debt
538
1,038
6.25% Senior Unsecured Note due 2021
350
350
New Term Loan
500
500
Total Debt
888
$
1,388
$
Credit Metrics
Total Debt/LTM Adjusted EBITDA
2
1.1x
1.4x
Net Debt/LTM Adjusted EBITDA
2
0.4x
1.2x
Total Secured Debt/LTM Adjusted EBITDA
2
0.7x
1.1x
1
Assumes 57,469,596 NTI units at a merger price of $15.00 plus
17,160,421 WNR shares to be issued assuming a closing price
of $19.10 on June 13, 2016.
($ in millions)
$
Sources
($mm)
Equity Issued to NTI Public Unitholders
328
$
New Term Loan
500
WNR Cash Used
386
Total Sources
1,214
$
Uses
Purchased Equity
1,190
$
Fees
24
Total Uses
1,214
1
($mm)
Note:  Debt levels shown exclude unamortized financing costs.
1
Includes restricted cash of $37 million
2
Adjusted EBITDA includes cash distributions from NTI and WNRL, see Appendix for reconciliation and definition of Adjusted EBITDA.  Pro Forma Adjusted EBITDA includes $214 million of distributions to non-
controlling interest.

AZ
CO
TX

MN
WI
SD

Western Refining
Northern Tier
Western Refining Logistics

Diversified Asset Base
WNR/
WNRL
Combined
with
NTI
Refineries
2
3
Capacity
(bpd)
156,000
253,800
Basin
Exposure
Permian,
Four
Corners
Bakken, Canada,
Permian,
Four
Corners
Retail Stores
1
258
541
Pipelines
(miles)
2
725
1,025
Storage
(mm bbls)
8.2
12.0
1
Includes 114 NTI franchised SuperAmerica Stores.
2
NTI has a 17% interest in the Minnesota Pipeline.
Bakken
Formation
Permian
Basin
San Juan
Basin
El Paso
Gallup
St. Paul
Park
Clearbrook
Phoenix
WNR/WNRL/NTI Pipelines
2
Crane
Mason
Station
Wink
Excellent Access to Advantaged Crude Basins

CA
AZ
CO
NM
SD
MN
WI
Colton
Calnev
Kinder Morgan
Kinder Morgan
West Emerald
Plains
Navajo
Valero
HEP
HEP
ConocoPhillips/Valero
Valero
(2)
ConocoPhillips/Valero
Valero
Williams
Corsicana
Explorer
Abilene
Orion
Orion
Magellan
Juarez
Pemex

Western Refining
Northern Tier
Western Refining Logistics

St. Paul
Park
Attractive Refined Product Locations
Gulf Coast
(28)
Wichita
Falls
Midland
Dallas
Cadereyta
Abilene
Houston
Mexico
Chihuahua
Austin
Colorado Springs
Albuquerque
Flagstaff
Tuscon
Odessa
Lubbock
Artesia
Bloomfield
Los Angeles
Area
Las Vegas
San Diego
Amarillo
Crane
(6)
El Paso
Gallup
WNR/NTI Refinery
Third-Party Refinery
Third party Product Pipeline
Phoenix
Williams
Magellan Pipeline System
Chicago
Area
Gulf Coast, West Coast and Mid-Continent Areas Strongly Influence Margins

$14
$12
$10
$8
$6
$4
$2
$-
$/bbl
TSO - California
MPC
PSX - Western/Pacific
VLO - West Coast
WNR - Gallup
NTI
VLO - USGC
VLO - North Atl
TSO - Mid Con
ALJ - Big Spring
HFC - Rocky Mountain
WNR - El Paso
PSX - Central Corrider
HFC - Mid Con
HFC - Southwest
PBF - GC (Chalmette)
VLO - Mid Cont
CVR - Wynnewood
PSX - USGC
CVR - Coffeyville
TSO - Pacific NW
PSX - Atlantic Basin/Europe
DK - Tyler, Texas Refinery
PBF - East Coast
PBF - Mid Con
DK - El Dorado, Arkansas...
ALJ - Krotz

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$/bbl
NTI
WNR - Gallup
TSO - California
VLO - West Coast
TSO - Mid Con
PSX - Western/Pacific
HFC - Rocky Mountain
WNR - El Paso
HFC - Southwest
MPC
PSX - Central Corrider
CVR - Wynnewood
ALJ - Big Spring
HFC - Mid Con
CVR - Coffeyville
VLO - Mid Cont
PBF - Mid Con
VLO - USGC
TSO - Pacific NW
VLO - North Atl
DK - Tyler, Texas Refinery
PSX - Atlantic...
PSX - USGC
PBF - East Coast
PBF - GC (Chalmette)
DK - El Dorado, Arkansas...
ALJ - Krotz

Western Refining
Northern Tier
Western Refining Logistics

Independent Refineries
Gross Profit Comparison
Source:  Company Filings
Western and NTI have top quartile refineries
FY 2015 Gross Profit Per Throughput Barrel
Q1 2016 Gross Profit Per Throughput Barrel

UT
CO
KS
OK
AZ
NM
TX
San Juan Basin
Bloomfield
Bisti
Pettigrew
Lybrook
Star Lake
Gallup
Albuquerque
Phoenix
Tucson
Permian Basin
Denver City
Snyder
Centurion
Kinder Morgan
El Paso
Kinder Morgan
Mason Station
Delaware Basin
Kinder Morgan
McCamey
Mexico
Western Refining Logistics

Western Refining
Northern Tier
Western Refining Logistics

WNRL Asset Base
•
685 miles of pipelines and
gathering systems in the
Southwestern U.S.
•
8.2 million barrels of active
storage capacity for refined
products, crude oil and other
products
•
Four refined products
terminals
•
Four fee-based asphalt
terminalling facilities
•
Wholesale fuel / lubricant
distribution
•
Crude oil / asphalt trucking
Refined Products
Terminal
WNRL Pipelines
Third Party Pipeline
WNR Refineries
Asphalt Plant/Terminal
Transportation & Storage

Western Refining Northern Tier Western Refining Logistics

Growth Opportunities
Refinery Investments
Project
Capital
($ mm)
Est
Operating
Income
($ mm)
Replace Crude Unit
Desalters
$
30
$
22
Crude Unit/Hydrotreater
Modification
19
10
Solvent
Deasphalter
63
27
$
112
$
59
St. Paul Park organic projects
-5
0
5
10
15
20
25
30
35
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
$/bbl
Historic Incremental Crude Margins
Syncrude & North Dakota Light
Syncrude
North Dakota Light
Avg Syncrude
Avg North Dakota Light
Replace 10mbpd Syncrude with
WCS or Bakken
Increase crude oil throughput by
4mbpd and diesel recovery by 2%
Upgrade crude unit bottoms to
gas/diesel to fill underutilized
FCC unit
Note:  Operating income excludes depreciation and amortization.
$5 -
$7/bbl
gross margin
improvement

Western Refining
NORTHERN TIER
Western Refining Logistics

Growth Opportunities
WNR/NTI Potential Logistics Sales to WNRL
Project
Description
Northern Tier
(Traditional
Logistics)
Storage tanks / Terminals / Pipelines / Trucking
TexNew Mex
Crude Oil Pipeline
(WNR)
Economics associated with crude oil throughput on TexNew Mex pipeline above 13,000 bpd (TexNew Mex Units)
Bobcat Crude Oil
Pipeline
(WNR)
40 mile crude oil pipeline flowing from Mason Station, TX to Wink, TX plus two crude oil terminals
Jal / Wingate /
Clearbrook
(WNR)
Crude oil and LPG storage; rail logistics
Wink to Crane
Crude Oil Pipeline
(WNR)
Proposed ~60 mile crude oil pipeline connecting Wink Jackrabbit
Station to  Crane, TX [Project currently deferred]
$100 -
$125 mm annual Operating Income potential
Note:  Operating income excludes depreciation and amortization.

Western Refining Northern Tier Western Refining Logistics

12 Capital Allocation Priority Debt reduction Operational cash flow Asset sales to WNRL WNRL/ NTI distributions Returning cash to shareholders Dividends Share repurchase Capital projects

Investment Considerations
Pipeline access to advantaged crude oil production
Permian, Four Corners, Bakken and western Canada
Historically strong refined product regions
Attractive
Refinery
Locations
Fully integrated crude oil pipeline system to serve refineries
Refined product distribution to wholesale end-user
Extensive retail network
Integrated
Distribution
Network
Two growth platforms:  Refining and Logistics
Enhance refining profitability
Expand logistics footprint
Growth
Opportunities
Debt reduction
Reinvest in business to grow EBITDA/ cash flow
Shareholder friendly
Capital
Allocation
Discipline
Pipeline access to advantaged crude oil production
Permian, Four Corners, Bakken and western Canada
Historically strong refined product regions
Attractive
Refinery
Locations
Fully integrated crude oil pipeline system to serve refineries
Refined product distribution to wholesale end-user
Extensive retail network
Integrated
Distribution
Network
Two growth platforms:  Refining and Logistics
Enhance refining profitability
Expand logistics footprint
Growth
Opportunities
Debt reduction
Reinvest in business to grow EBITDA/ cash flow
Shareholder friendly
Capital
Allocation
Discipline

Western Refining NORTHERN TIER Western Refining Logistics

Appendix

)

)

Western Refining Northern Tier Western Refining Logistics

WNR Consolidated Adjusted EBITDA Reconciliation
Three Month Period Ending
Twelve
Months
Ended
(In thousands)
Consolidated Western Refining, Inc.
June 2015
Sep 2015
Dec 2015
Mar 2016
Mar 2016
Net income attributable to Western Refining, Inc.
$
133,919
$
153,303
$
13,545
$
30,538
$
331,305
Net income attributable to non-controlling interests
79,948
64,795
(6,047)
9,047
147,743
Interest and debt expense
27,316
26,896
26,434
26,681
107,327
Provision for income taxes
78,435
92,117
(6,034)
18,629
183,147
Depreciation and amortization
51,143
51,377
52,845
52,651
208,016
Maintenance turnaround expense
593
490
836
125
2,044
Loss (gain) on disposal of assets, net
(387)
(52)
208
(130
(361)
Net change in lower of cost or market inventory reserve
(38,204)
36,795
113,667
(51,734
60,524
Unrealized (gain) loss on commodity hedging transactions
22,287
(271)
8,160
12,483
42,659
Adjusted EBITDA
1
$
355,050
$
425,450
$
203,614
$
98,290
$
1,082,404
1
See page 18 for definition of
Adjusted
EBITDA

Western Refining
NORTHERN TIER
Western Refining Logistics

WNR Standalone Adjusted EBITDA Reconciliation
Three Month Period Ending
Twelve Months
Ended
(In thousands)
Jun-15
Sep-15
Dec-15
Mar-16
Mar-16
Net income attributable to Western Refining, Inc.
$         74,904
$       102,279
$            9,840
$          18,010
$             205,033
Net income attributable to non-controlling interest
-
-
-
-
-
Interest and debt expense
14,321
13,960
14,310
13,879
56,470
Provision for income taxes
78,287
92,114
(5,727)
18,368
183,042
Depreciation and amortization
26,891
26,648
26,257
25,538
105,334
Maintenance turnaround expense
593
490
836
125
2,044
Loss (gain) on disposal of assets, net
69
(6)
176
(26)
213
Net change in lower of cost or market inventory reserve
-
-
40,689
(40,689)
-
Unrealized (gain) loss on commodity hedging transactions
22,795
(1,531)
3,024
16,271
40,559
Adjusted EBITDA
1
217,860
233,954
89,405
51,476
592,695
Distributions from WNRL
10,902
11,628
12,611
13,392
48,533
Distributions from NTI
38,472
42,391
37,047
13,537
131,447
Adjusted EBITDA plus distributions
$       267,234
$       287,973
$       139,063
$       78,405
$
772,675
1
See page 18 for definition of
Adjusted
EBITDA

Western Refining
Northern Tier
Western Refining Logistics

NTI Adjusted EBITDA Reconciliation
Three Month Period Ending
Twelve Months
Ended
(In thousands)
Jun-15
Sep-15
Dec-15
Mar-16
Mar-16
Net income attributable to Western Refining, Inc.
$         48,490
$         40,117
$        (6,141)
$
3,224
$
85,690
Net income attributable to non-controlling interest
74,558
59,209
(11,043)
4,344
127,068
Interest
and debt expense
6,747
6,732
5,433
5,750
24,662
Provision for income taxes
-
-
-
-
-
Depreciation and amortization
19,515
19,746
20,111
19,969
79,341
Maintenance turnaround expense
-
-
-
-
-
Loss on extinguishment of debt
-
-
-
-
-
Loss (gain) on disposal of assets, net
(296)
(33)
53
(5)
(281)
Net change in lower of cost or market inventory reserve
(38,204)
36,795
72,978
(11,045)
60,524
Unrealized (gain) loss on commodity hedging transactions
(508)
1,260
5,136
(3,788)
2,100
Adjusted EBITDA
1
$
110,302
$      163,826
$
86,527
$
18,449
$             379,104
1
See page 18 for definition of
Adjusted
EBITDA

Western Refining Northern Tier Western Refining Logistics

Adjusted EBITDA
Adjusted EBITDA represents earnings before interest and debt expense, provision for income taxes, depreciation, amortization, maintenance turnaround expense and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under U.S. generally accepted accounting principles ("GAAP"). Our management believes that the presentation of Adjusted
EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA) and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance.
The
tables
on
the
previous
pages
reconcile
net
income
to
Adjusted
EBITDA
for
the
periods
presented.
•
Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments;
•
Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;
•
Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and
•
Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.
Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

Western Refining
Northern Tier
Western Refining Logistics

WNRL EBITDA Reconciliation
Three Month Period Ending
Twelve Months
Ended
(In thousands)
Jun-15
Sep-15
Dec-15
Mar-16
Mar-16
Net income attributable to Western Refining, Inc.
$        10,525
$        10,907
$          9,846
$          9,304
$                40,582
Net income attributable to non-controlling interest
5,390
5,586
4,996
4,703
20,675
Interest and debt expense
6,248
6,204
6,691
7,052
26,195
Provision for income taxes
148
3
(307)
261
105
Depreciation and amortization
4,737
4,983
6,477
7,144
23,341
Loss (gain) on disposal of assets, net
(160)
(13)
(21)
(99)
(293)
EBITDA
1
$        26,888
$        27,670
$        27,682
$        28,365
$           110,605
1
See page 20 for definition of
EBITDA

EBITDA
We define EBITDA as earnings before interest and debt expense, provision for income taxes and depreciation and amortization. We define
Distributable Cash Flow as EBITDA plus the change in deferred revenues, less debt interest accruals, income taxes paid, maintenance capital expenditures and distributions declared on our TexNew
Mex
units.
EBITDA
has
limitations
as
an
analytical
tool,
and
you
should
not
consider
it
in
isolation,
or
as
a
substitute
for
analysis
of
our
results
as
reported
under GAAP. Some of these limitations are:
•
EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•
EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;
•
EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and
•
EBITDA, as we calculate it, may differ from the EBITDA calculations of our affiliates or other companies in our industry, thereby limiting its usefulness as a comparative measure.
EBITDA and Distributable Cash Flow are used as supplemental financial measures by management and by external users of our financial statements, such as investors and commercial banks, to assess:
•
our operating performance as compared to those of other companies in the midstream energy industry, without regard to financial methods, historical cost basis or capital structure;
•
the ability of our assets to generate sufficient cash to make distributions to our unitholders;
•
our ability to incur and service debt and fund capital expenditures; and
•
the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
Distributable Cash Flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships because
the
value
of
a
partnership
unit
is,
in
part,
measured
by
its
yield.
Yield
is
based
on
the
amount
of
cash
distributions
a
partnership
can
pay to a unitholder.
We believe that the presentation of these non-GAAP measures provides useful information to investors in assessing our financial condition and results of operations. The GAAP measure most directly comparable to EBITDA and Distributable Cash Flow is net income attributable to limited partners. These non-GAAP measures should not be considered as alternatives to net income or any other measure of financial performance presented in accordance with GAAP. EBITDA excludes some, but not all, items that affect net income attributable to limited partners. These non-GAAP measures may vary from those of other companies. As a result, EBITDA and Distributable Cash Flow as presented herein may not be comparable to similarly titled measures of other companies.